UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 20, 2025 (February 18, 2025)

TEXAS MINERAL RESOURCES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-53482	87-0294969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 El Paso St.
Sierra Blanca, TX 79851
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (915) 369-2133

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY NOTE

As previously announced on February 12, 2025, Texas Mineral Resources Corp. (the “Company”) entered into a loan and securities purchase agreement (“Loan Agreement” or “Loan Agreements”) on February 10, 2025 with thirteen accredited investors, pursuant to which the thirteen accredited investors agreed to lend the Company an aggregate principal amount of $848,000.

On February 20, 2025, the Company consummated the closing of the $848,000 in debt financing as contemplated by the Loan Agreements.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 12, 2025, and is incorporated herein by reference.

Item 1.01. Entry into a Material Agreement.

Notes and Warrants Issued Pursuant to the Loan Agreements dated February 10, 2025

On February 20, 2025, pursuant to the closing of the $848,000 of debt financing in accordance with the Loan Agreements dated February 10, 2025, the Company issued to thirteen accredited investors unsecured promissory notes in the principal amount of $848,000 (“Notes”) and, as additional consideration for effecting the loans, on February 20, 2025, the Company issued these thirteen investors warrants (“Warrants”) to purchase an aggregate of up to 8,480,000 shares of common stock, par value $0.01 per share (“Common Stock”).

The Notes issued to the thirteen investors (i) are in the aggregate principal amount of $848,000, (ii) do not bear interest, (iii) mature and are due and payable on August 10, 2025, (iv) are convertible, at the option of the holders, into shares of Common Stock at a conversion price of $0.30 per share, and (v) are exchangeable, at the option of the holders, into any Company debt or equity securities issued by the Company for cash consideration in any financing exceeding $1,000,000 that closes on or prior to August 10, 2025, by exchanging the principal amount of the Note(s) for an investment in the financing equal to the principal amount of the Note(s) so exchanged. If the Notes in the principal amount of $848,000 are converted in full into shares of Common Stock, the Company will issue an aggregate of 2,826,667 shares of Common Stock.

The Warrants issued to the thirteen investors are exercisable, at any time on or prior to February 10, 2030, to purchase an aggregate of 8,480,000 shares of Common Stock at a purchase price of $0.30 per share. The Company has granted piggy-back registration rights with respect to the resale of the shares of Common Stock underlying the Warrants and, commencing on February 10, 2026, if the resale of the underlying shares may not be effected pursuant to an effective resale registration statement, the Warrants provide for a net issuance exercise.

On February 20, 2025, with respect to these thirteen investors, the Company issued to: (i) four of these investors that are directors Notes representing an aggregate principal amount of $203,000 (convertible into up to 676,667 shares of Common Stock) and Warrants exercisable to purchase up to 2,030,000 shares of Common Stock, with Mr. Marchese being issued a Note in the principal amount of $100,000 and a Warrant exercisable for 1,000,000 shares of Common Stock, Mr. Wall being issued Notes in the aggregate principal amount of $75,000 and Warrants exercisable for an aggregate of 750,000 shares of Common Stock, Mr. Gorski being issued a Note in the principal amount of $20,000 and a Warrant exercisable for 200,000 shares of Common Stock, and Mr. Malhotra being issued a Note in the principal amount of $8,000 and a Warrant exercisable for 80,000 shares of Common stock; and (ii) three of these investors that are adult family members of Mr. Marchese Notes in the aggregate amount of $225,000 (convertible into up to 750,000 shares of Common Stock) and Warrants exercisable to purchase up to 2,250,000 shares of Common Stock.

Previous disclosure of these Notes and Warrants that were issued on February 20, 2025, pursuant to the Loan Agreements dated February 10, 2025, was previously reported in the Company’s Current Report on Form 8-K, in Item 1.01, filed on February 12, 2025.

Notes and Warrants Issued Pursuant to the Loan Agreements dated February 18, 2025

On February 18, 2025, the Company entered into a Loan Agreement (identical to the Loan Agreement dated February 10, 2025) with two accredited investors (one of which is the adult son-in-law of Mr. Wall), pursuant to which the two accredited investors agreed to lend the Company an aggregate principal amount of $250,000.

On February 20, 2025, pursuant to the closing of the $250,000 of debt financing in accordance with the Loan Agreements dated February 18, 2025, the Company issued to the two investors unsecured Notes (identical to the Notes issued pursuant to the Loan Agreements dated February 10, 2025) in the principal amount of $250,000 and, as additional consideration for effecting the loans, on February 20, 2025, the Company issued to these two investors Warrants (identical to the Warrants issued pursuant to the Loan Agreements dated February 10, 2025) to purchase an aggregate of up to 2,500,000 shares of Common Stock.

The Notes issued to the two investors (i) are in the aggregate principal amount of $250,000, (ii) do not bear interest, (iii) mature and are due and payable on August 10, 2025, (iv) are convertible, at the option of the holders, into shares of Common Stock at a conversion price of $0.30 per share, and (v) are exchangeable, at the option of the holders, into any Company debt or equity securities issued by the Company for cash consideration in any financing exceeding $1,000,000 that closes on or prior to August 10, 2025, by exchanging the principal amount of the Note(s) for an investment in the financing equal to the principal amount of the Note(s) so exchanged. If the Notes in the principal amount of $250,000 are converted in full into shares of Common Stock, the Company will issue an aggregate of 833,333 shares of Common Stock.

The Warrants issued to the two investors are exercisable, at any time on or prior to February 10, 2030, to purchase an aggregate of 2,500,000 shares of Common Stock at a purchase price of $0.30 per share. The Company has granted piggy-back registration rights with respect to the resale of the shares of Common Stock underlying the Warrants and, commencing on February 10, 2026, if the resale of the underlying shares may not be effected pursuant to an effective resale registration statement, the Warrants provide for a net issuance exercise.

On February 20, 2025, the Company issued to an investor (one of the two investors) that is an adult son-in-law of Mr. Wall a Note in the principal amount of $50,000 (convertible into up to 166,667 shares of Common Stock) and Warrants exercisable to purchase up to 500,000 shares of Common Stock.

Documents Incorporated by Reference

The foregoing description of the Loan Agreement, Notes and Warrants is qualified in its entirety by reference to the full text of Loan Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2025 and is incorporated herein by reference, the full text of the Note, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 12, 2025 and is incorporated herein by reference, and the full text of the Warrant, a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 12, 2025 and is incorporated herein by reference. The Loan Agreements dated February 10, 2025 and the Loan Agreements dated February 18, 2025 are identical. The Notes and Warrants issued pursuant to the Loan Agreements dated February 10, 2025 and pursuant to the Loan Agreements dated February 18, 2025 are identical.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth above under Item 1.01, Notes and Warrants Issued Pursuant to the Loan Agreements dated February 10, 2025, with respect to the issuance of the Notes is incorporated herein by reference and this disclosure was previously reported in the Company’s Current Report on Form 8-K, in Item 2.03, filed on February 12, 2025.

The description set forth above under Item 1.01, Notes and Warrants Issued Pursuant to the Loan Agreements dated February 18, 2025, with respect to the issuance of the Notes is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Notes and Warrants Issued Pursuant to the Loan Agreements dated February 10, 2025

The description set forth above under Item 1.01, Notes and Warrants Issued Pursuant to the Loan Agreements dated February 10, 2025, with respect to the issuance of the Notes in the aggregate principal amount of $848,000, convertible at the option of the holders into up to 2,826,667 shares of Common Stock, and the issuance of the Warrants (relating to the Notes issued in the aggregate principal amount of $848,000), exercisable by the holders for up to 8,480,000 shares of Common Stock, is incorporated herein by reference. These Notes and Warrants were issued, and the underlying shares of Common Stock will be issued, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), pursuant to Section 4(a)(2) thereof, to thirteen “accredited investors” as defined in Rule 501 of Regulation D promulgated by the SEC without the use of any general solicitation or advertising to market or otherwise offer the securities for sale.

This disclosure was previously reported in the Company’s Current Report on Form 8-K, in Item 3.02, filed on February 12, 2025.

Notes and Warrants Issued Pursuant to the Loan Agreements dated February 18, 2025

The description set forth above under Item 1.01, Notes and Warrants Issued Pursuant to the Loan Agreements dated February 18, 2025, with respect to the issuance of the Notes in the aggregate principal amount of $250,000, convertible at the option of the holders into up to 833,333 shares of Common Stock, and the issuance of the Warrants (relating to the Notes issued in the aggregate principal amount of $250,000), exercisable by the holders for up to 2,500,000 shares of Common Stock, is incorporated herein by reference. These Notes and Warrants were issued, and the underlying shares of Common Stock will be issued, in reliance on the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof, to two “accredited investors” as defined in Rule 501 of Regulation D promulgated by the SEC without the use of any general solicitation or advertising to market or otherwise offer the securities for sale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Date: February 20, 2025	By:	/s/ Wm. Chris Mathers
Name: Wm. Chris Mathers
Title: Chief Financial Officer